Exhibit 10.2

The GEO Group, Inc.

$650,000,000 8.625% Senior Secured Notes due 2029

$625,000,000 10.250% Senior Notes due 2031

REGISTRATION RIGHTS AGREEMENT

April 18, 2024

Citizens JMP Securities, LLC

As Representative of the several (i) Secured Notes Initial Purchasers and (ii) Unsecured Notes Initial Purchasers, each as listed in the corresponding table in Schedule I hereto

Ladies and Gentlemen:

The GEO Group, Inc., a Florida corporation (the “Company”), proposes to issue and sell to (i) the several initial purchasers named in the corresponding table set out in Schedule I attached hereto (the “Secured Notes Initial Purchasers”), for whom you are acting as representative (the “Secured Notes Representative”), $650,000,000 aggregate principal amount of its 8.625% Senior Secured Notes due 2029 (the “Initial Secured Notes”) and (ii) the several initial purchasers named in the corresponding table set out in Schedule I attached hereto (the “Unsecured Notes Initial Purchasers” and, together with the Secured Notes Initial Purchasers, the “Initial Purchasers”), for whom you are acting as representative (the “Unsecured Notes Representative” and, together with the Secured Notes Representative, the “Representative”), $625,000,000 aggregate principal amount of its 10.250% Senior Notes due 2031 (the “Initial Unsecured Notes” and, together with the Initial Secured Notes, the “Initial Notes”), in each case upon the terms set forth in a purchase agreement, dated April 4, 2024 (the “Purchase Agreement”), among the Company, the Guarantors (as defined below) and the Representative.

The Initial Secured Notes will be fully and unconditionally guaranteed on a senior secured basis (collectively, the “Initial Secured Note Guarantees”), jointly and severally by each of the subsidiary guarantors named in Schedule II attached hereto (the “Guarantors”) and any subsidiary of the Company formed or acquired after the date hereof that executes an additional guarantee in accordance with the terms of the Secured Notes Indenture (as defined below), and their respective successors and assigns.

The Initial Unsecured Notes will be fully and unconditionally guaranteed on a senior unsecured basis (collectively, the “Initial Unsecured Note Guarantees” and, together with the Initial Secured Note Guarantees, the “Initial Guarantees”), jointly and severally by the Guarantors and any subsidiary of the Company formed or acquired after the date hereof that executes an additional guarantee in accordance with the terms of the Unsecured Notes Indenture (as defined below), and their respective successors and assigns. The Initial Notes and the related Initial Guarantees are collectively referred to herein as the “Initial Securities.”

The Initial Secured Notes and the Initial Secured Note Guarantees will be issued pursuant to an indenture (the “Secured Notes Indenture”) and the Initial Unsecured Notes and the Initial Unsecured Note Guarantees will be issued pursuant to an indenture (the “Unsecured Notes Indenture” and, together with the Secured Notes Indenture, the “Indentures”), each dated as of the date hereof, among the Company, the Guarantors and Ankura Trust Company, LLC, as trustee (in such capacity under the respective Indentures, the “Trustee”) and, in the case of the Secured Notes Indenture, also as collateral agent.

As an inducement to the Initial Purchasers, the Company and the Guarantors, jointly and severally, agree with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined in Section 1 hereof) and the Private Exchange Securities (as defined in Section 1 hereof) (collectively, the “Holders”), as follows:

1. Registered Exchange Offer. The Company shall, at its own cost, prepare and, not later than 120 days (or if the 120th day is not a business day, the first business day thereafter) after the date of original issue of the Initial Securities (the “Issue Date”), file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 6(d) hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, an equal aggregate principal amount of debt securities and related guarantees (collectively, the “Exchange Securities”) of the Company and the Guarantors, respectively, issued under the applicable Indenture and identical in all material respects to the Initial Securities of the applicable series (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company shall (i) use its reasonable best efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 180 days (or if the 180th day is not a business day, the first business day thereafter) after the Issue Date, (ii) consummate such Registered Exchange Offer not later than 220 days (or if the 220th day is not a business day, the first business day thereafter) after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is delivered to the Holders (such period being called the “Exchange Offer Registration Period”).

If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 30 days after the commencement thereof; provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

As soon as practicable after the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities of the applicable series (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if the Initial Purchasers elect to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment, the Initial Purchasers will be required to deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or the Initial Purchasers, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days (or such shorter period during which broker-dealers are required by law to deliver such prospectus) after the consummation of the Registered Exchange Offer.

If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities of the applicable series held by such Initial Purchaser, an equal principal amount of debt securities and related guarantees of the Company and the Guarantors, respectively issued under the applicable Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the applicable series of Initial Securities (collectively, the “Private Exchange Securities”). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the “Securities.”

In connection with the Registered Exchange Offer, the Company shall:

(a) deliver, or cause to be delivered, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(b) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice thereof is delivered to the Holders;

(c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

(d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

(e) otherwise comply in all material respects with all applicable laws.

As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:

(x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

(y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

(z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities as the case may be, of the applicable series equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

Each Indenture provides that the Exchange Securities of the applicable series are not subject to the transfer restrictions set forth in such Indenture and that all the Securities of the applicable series vote and consent together on all matters as one class.

Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the Issue Date.

Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Exchange Securities within the meaning of the Securities Act,

(iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

Notwithstanding any other provisions hereof, the Company will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2. Shelf Registration. If, (i) because of any applicable interpretations by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 220 days of the Issue Date, (iii) an Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange and any such Holder so requests, the Company shall take the following actions:

(a) The Company shall, at its cost, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter shall use its reasonable best efforts to cause to be declared effective (unless it becomes effective automatically upon filing) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”), it being agreed that in the case the Company is filing a Shelf Registration Statement due to (x) the occurrence of the events specified in clause (i) of the introductory paragraph of this Section 2, the Company shall use its reasonable best efforts to have such Shelf Registration Statement declared effective on or prior to the 180th day after the Issue Date or (y) the occurrence of the events specified in clause (ii), (iii) or (iv) of the introductory paragraph of this Section 2, the Company shall use its reasonable best efforts to have such Shelf Registration Statement declared effective on or prior to the 60th day after the date on which the Shelf Registration Statement is required to be filed; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

(b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the Issue Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof) and can be sold pursuant to Rule 144 without any limitation under clauses (c), (e), (f) and (h) of Rule 144. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

(c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

3. Registration Procedures. To the extent applicable, in connection with any Shelf Registration contemplated by Section 2 hereof and any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

(a) The Company shall (i) furnish to the Initial Purchasers, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration, the Company shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) in the case of a Registered Exchange Offer, include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) in the case of a Registered Exchange Offer, if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) in the case of a Registered Exchange Offer, include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Sections 3(d) and (f), the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling security holders.

(b) The Company shall give written notice to the Initial Purchasers, the Holders and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company shall make every reasonable effort to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.

(d) The Company shall furnish to each Holder of Securities included within the coverage of any Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, if any, included therein, and, if the Holder so requests in writing, all exhibits thereto (other than those, if any, incorporated by reference). The Company shall not, without the prior consent of the Initial Purchasers, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.

(e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests in writing, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, if any, included therein, and, if an Initial Purchaser or any such Holder so requests, all exhibits thereto (other than those incorporated by reference).

(f) The Company shall, during the period of effectiveness of the Shelf Registration Statement, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request in writing. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by the Initial Purchasers, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

(h) Prior to any public offering of the Securities pursuant to a Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified as of the date hereof or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject as of the date hereof.

(i) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

(j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j). During the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Company will prior to the three-year expiration of that Shelf Registration Statement file, and use its reasonable best efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement.

(k) Not later than the effective date of the applicable Registration Statement, the Company will provide CUSIP numbers for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be of each series, and provide the Trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be of each series, in a form eligible for deposit with The Depository Trust Company.

(l) The Company will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration, as the case may be, and, in the case of a Shelf Registration Statement, will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

(m) The Company shall cause each Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in a timely manner, as required by the rules and regulations of the Commission and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under such Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of such Indenture.

(n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

(p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and (ii) cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof.

(q) In the case of any Shelf Registration, the Company, if requested by any Holder of Securities covered thereby, shall cause (i) its counsel to deliver an opinion and updates thereof relating to the applicable series of Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company; the qualification of the Company to transact business as a foreign corporation; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable series of Securities; the absence of material legal or governmental proceedings involving the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable series of Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance in all material respects, as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the applicable Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and (A) as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence, to the knowledge of such counsel, from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein and (B) as of an applicable time identified by such Holders or managing underwriters, the absence, to the knowledge of such counsel, from such prospectus taken together with any other documents identified by such Holders or managing underwriters, in the case of (A) and (B), of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the applicable Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable series of Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by AS 6101, Letters for Underwriters and Certain Other Requesting Parties, or any successor provision thereto, established by the Public Company Accounting Oversight Board.

(r) In the case of the Registered Exchange Offer, if requested by an Initial Purchaser or any known Participating Broker-Dealer, the Company shall cause (i) its counsel to deliver to the Initial Purchaser or such Participating Broker-Dealer a signed opinion covering the matters set forth in the opinions delivered pursuant to each of Sections 6(c), 6(d), 6(e) and 6(f) of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 6(a) of the Purchase Agreement, with appropriate date changes.

(s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

(t) The Company will use its reasonable best efforts to (i) if the applicable series of Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the applicable series of Securities covered by a Registration Statement or (ii) if the applicable series of Initial Securities were not previously rated, cause the applicable series of Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of the applicable series of Securities covered by such Registration Statement, or by the managing underwriters, if any.

(u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the Financial Industry Regulatory Authority, Inc. (“FINRA”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 5121, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 5121) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.

(v) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4. Registration Expenses. The Company shall bear all fees and expenses incurred by it in connection with the performance of its obligations under Sections 1 through 3 hereof and shall also pay the reasonable fees and expenses, if any, of counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer, whether or not the Registered Exchange Offer is filed or becomes effective, and, in the event a Shelf Registration Statement is required to be filed hereunder, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the applicable series of Initial Securities covered thereby to act as counsel for the Holders of the applicable series of Initial Securities in connection therewith.

5. Indemnification. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder, any Participating Broker-Dealer and their directors and officers and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each Holder, any Participating Broker-Dealer, its directors and officers and such controlling persons are referred to collectively as the “Holder Indemnified Parties” and individually as a “Holder Indemnified Party”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Holder Indemnified Party may become subject under the Securities Act, the

Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this Section 5(a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 3(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Holder Indemnified Party. The Company shall also indemnify the underwriters, their officers and directors and each person who controls such underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders if requested by such Holders.

(b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the Company, its directors and officers and such controlling persons are referred to collectively as the “Company Indemnified Parties” and individually as a “Company Indemnified Party”; the Company Indemnified Parties, collectively with the Holder Indemnified Parties, the “Indemnified Parties” and each, an “Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which each Company Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to such Company Indemnified Party.

(c) Promptly after receipt by an Indemnified Party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; provided that, the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (a) or (b) above. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnifying party and the Indemnified Party shall have mutually agreed to the contrary, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Party, (iii) the Indemnified Party shall have been advised by its counsel that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No indemnifying party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. No indemnifying party shall be liable for any settlement or compromise of, or consent to the entry of judgment with respect to, any such action or claim effected without its consent, unless such indemnifying party has failed, upon request by the Indemnified Party pursuant to this Section 5, to reimburse the Indemnified Party for legal expenses due pursuant to this Section 5 within thirty days of such request.

(d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the Indemnified Party on the other from either the exchange of the Securities, pursuant to the Registered Exchange Offer, or the resale of Securities, pursuant to the Shelf Registration Statement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other Holder Indemnified Party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 5(d). Notwithstanding any other provision of this Section 5(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder or Participating Broker-Dealer, as the case may be, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

(e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.

6. Additional Interest Under Certain Circumstances. (a) Additional interest (the “Additional Interest”) with respect to the applicable series of Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (v) below a “Registration Default”):

(i) on or prior to the 120th day after the date hereof, the Exchange Offer Registration Statement has not been filed with the Commission;

(ii) the Company is required to file a Shelf Registration Statement pursuant to the terms of Section 2(a) above, the Shelf Registration Statement has not been filed with the Commission on or prior to the 60th day after the date on which the obligation to file such Shelf Registration Statement arises, determined in accordance with the terms of Section 2(a) above;

(iii) on or prior to the 180th day after the date hereof, neither the Exchange Offer Registration Statement nor, if required in lieu thereof, the Shelf Registration Statement, is declared effective by the Commission;

(iv) the Registered Exchange Offer is not consummated on or before the 40th day after the Exchange Offer Registration Statement is declared effective or, if obligated to file a Shelf Registration Statement pursuant to the terms of Section 2 above (other than with respect to clause (i) thereunder), the Shelf Registration Statement is not declared effective on or prior to the 60th day after the date of the filing of the Shelf Registration Statement; or

(v) after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared (or becomes automatically) effective (A) such Registration Statement thereafter ceases to be effective or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b) immediately below) in connection with resales of the applicable series of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder or (3) such Registration Statement is a Shelf Registration Statement that has expired before a replacement Shelf Registration Statement, if required, has become effective.

Additional Interest shall accrue on the applicable series of Transfer Restricted Securities over and above the interest set forth in the title of such applicable series of Securities from and including the date on which any such Registration Default shall occur to, but excluding, the date on which all such Registration Defaults have been cured, at a rate of $0.05 per week per $1,000 principal amount of the applicable series of Transfer Restricted Securities for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional $0.05 per week per $1,000 principal amount of the applicable series of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum additional interest rate of 1.0% per annum.

(b) A Registration Default referred to in Section 6(a)(v)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such material events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.

(c) Any amounts of Additional Interest due pursuant to clause (i), (ii), (iii), (iv) or (v) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the applicable series of Transfer Restricted Securities. The amount of Additional Interest will be determined on the basis of the number of days that Additional Interest is payable hereunder and on the basis of a 360-day year comprised of twelve 30-day months.

(d) “Transfer Restricted Securities” means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement and (iii) the date on which such Transfer Restricted Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement.

7. Rules 144 and 144A. So long as it is required to do so by the Indentures, the Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon written request. Upon the written request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such applicable series of Transfer Restricted Securities to be included in such offering.

No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the applicable series of Securities affected by such amendment, modification, supplement, waiver or consents.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

(1) if to a Holder, at the most current address given by such Holder to the Company.

(2) if to the Representative:

Citizens JMP Securities, LLC

28 State Street

Floor 12

Boston, MA 02109

Attention: Fixed Income

(3) if to the Company or the Guarantors

The GEO Group, Inc.

4955 Technology Way

Boca Raton, Florida 33431

Facsimile: (561) 999-7663

Attention: Brian Evans

Shayn March

with a copy to:

Akerman LLP

Three Brickell City Centre

98 Southeast Seventh Street

Suite 1100

Miami, Florida 33131

Facsimile: (305) 374-5095

Attention: Esther L. Moreno

William C. Arnhols

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

(c) No Inconsistent Agreements. The Company and the Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

(d) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts (including by facsimile or electronic image scan), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE.

(h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of the applicable series of Securities is required hereunder, such series of Securities held by the Company or its affiliates (other than subsequent Holders of such series of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such series of Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Remainder of page intentionally left blank]

If the foregoing is in accordance with the Initial Purchasers’ understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Initial Purchasers in accordance with its terms.

Very truly yours,

THE GEO GROUP, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Acting Chief Financial Officer, Executive Vice President, Finance and Treasurer

GEO CORRECTIONS HOLDINGS, INC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

ADAPPT, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

BEHAVIORAL HOLDING CORP.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

B.I. INCORPORATED

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

BI MOBILE BREATH, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

BII HOLDING CORPORATION

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

BII HOLDING I CORPORATION

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

BROAD REAL ESTATE HOLDINGS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CCC WYOMING PROPERTIES, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

CCMAS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CEC INTERMEDIATE HOLDINGS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CEC PARENT HOLDINGS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CEC STAFFING SOLUTIONS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CIVIGENICS, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CIVIGENICS MANAGEMENT SERVICES, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CIVIGENICS-TEXAS, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

CLEARSTREAM DEVELOPMENT LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

COMMUNITY ALTERNATIVES

By:	Community Education Centers, Inc., its Manager

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

COMMUNITY CORRECTIONS, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

COMMUNITY EDUCATION CENTERS, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORNELL COMPANIES, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORNELL CORRECTIONS MANAGEMENT, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORRECTIONAL PROPERTIES, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORRECTIONAL SERVICES CORPORATION, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CORRECTIONAL SYSTEMS, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

CPT LIMITED PARTNER, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

CPT OPERATING PARTNERSHIP L.P.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

FENTON SECURITY, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO ACQUISITION II, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO CARE LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO CPM, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO CC3 INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO HOLDINGS I, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

GEO INTERNATIONAL SERVICES, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO LEASING, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO MANAGEMENT SERVICES, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO MCF LP, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO OPERATIONS, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO RE HOLDINGS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Assistant Treasurer

GEO REENTRY, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

GEO REENTRY OF ALASKA, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO REENTRY SERVICES, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO SECURE SERVICES, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO TRANSPORT, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Assistant Treasurer

GEO/DEL/R/02, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

GEO/DEL/T/02, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

HIGHPOINT INVESTMENTS LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

MCF GP, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

MINSEC COMPANIES, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

MINSEC TREATMENT, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

MUNICIPAL CORRECTIONS FINANCE L.P.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

PROTOCOL CRIMINAL JUSTICE, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

SECON, INC.

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

WBP LEASING, LLC

By:	/s/ Shayn P. March
Name:	Shayn P. March
Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Citizens JMP Securities, LLC

Acting on behalf of itself and as Representative

of the several Initial Purchasers named in the

attached Schedule I.

By:
Title: Managing Director

[Signature Page to Registration Rights Agreement]

ANNEX A

to the Registration Rights Agreement

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B

to the Registration Rights Agreement

Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX C

to the Registration Rights Agreement

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a Prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until [ ], 20[ ], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)

The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all of its expenses incident to the Exchange Offer and the reasonable expenses of one counsel for the Holders other than commissions or concessions of any brokers or dealers and will indemnify the Holders (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

[1]	( ) In addition, the legend required by Item 502(b) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX D

to the Registration Rights Agreement

•	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: ____________________________________________

Address: ___________________________________________

___________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

SCHEDULE I

to the Registration Rights Agreement

[***]

LIST OF COMPANY GUARANTORS

	Name of Guarantor	Jurisdiction of Incorporation or Organization

1.	ADAPPT, LLC	Pennsylvania

2.	Arapahoe County Residential Center, LLC	Colorado

3.	B.I. Incorporated	Colorado

4.	Behavioral Acquisition Corp.	Delaware

5.	Behavioral Holding Corp.	Delaware

6.	BI Mobile Breath, Inc.	Delaware

7.	BII Holding Corporation	Delaware

8.	BII Holding I Corporation	Delaware

9.	Broad Real Estate Holdings LLC	Delaware

10.	CCC Wyoming Properties, LLC	Wyoming

11.	CCMAS LLC	Delaware

12.	CEC Intermediate Holdings LLC	Delaware

13.	CEC Parent Holdings LLC	Delaware

14.	CEC Staffing Solutions LLC	New Jersey

15.	Civigenics Management Services, LLC	Massachusetts

16.	Civigenics, Inc.	Massachusetts

17.	CiviGenics-Texas, Inc.	Texas

18.	Clearstream Development LLC	Delaware

19.	Community Alternatives	Wyoming

20.	Community Corrections, LLC	Colorado

21.	Community Education Centers, Inc.	Delaware

22.	Cornell Companies, Inc.	Delaware

23.	Cornell Corrections Management, LLC	Delaware

24.	Cornell Corrections of Rhode Island, Inc.	Delaware

	Name of Guarantor	Jurisdiction of Incorporation or Organization

25.	Cornell Corrections of Texas, Inc.	Delaware

26.	Correctional Properties Prison Finance, LLC	Delaware

27.	Correctional Properties, LLC	Delaware

28.	Correctional Services Corporation, LLC	Delaware

29.	Correctional Systems, LLC	Delaware

30.	CPT Limited Partner, LLC	Delaware

31.	CPT Operating Partnership L.P.	Delaware

32.	Fenton Security, LLC	Pennsylvania

33.	GEO Acquisition II, Inc.	Delaware

34.	GEO Care LLC	Delaware

35.	GEO CC3 Inc.	Delaware

36.	GEO Corrections Holdings, Inc.	Florida

37.	GEO CPM, Inc.	Delaware

38.	GEO Holdings I, Inc.	Delaware

39.	GEO International Services, Inc.	Delaware

40.	GEO Leasing, LLC	Florida

41.	GEO Management Services, Inc.	Delaware

42.	GEO MCF LP, LLC	Delaware

43.	GEO Operations, Inc.	Florida

44.	GEO RE Holdings LLC	Delaware

45.	GEO Reentry of Alaska, Inc.	Alaska

46.	GEO Reentry Services, LLC	Florida

47.	GEO Reentry, Inc.	Delaware

48.	GEO Secure Services, LLC	Florida

49.	GEO Transport, Inc.	Florida

	Name of Guarantor	Jurisdiction of Incorporation or Organization

50.	GEO/DEL/R/02, Inc.	Delaware

51.	GEO/DEL/T/02, Inc.	Delaware

52.	Highpoint Investments LLC	Delaware

53.	MCF GP, LLC	Delaware

54.	Minsec Companies, LLC	Pennsylvania

55.	Minsec Treatment, LLC	Pennsylvania

56.	Municipal Corrections Finance, L.P.	Delaware

57.	Protocol Criminal Justice, Inc.	Florida

58.	Public Properties Development and Leasing LLC	Delaware

59.	SECON, Inc.	Massachusetts

60.	WBP Leasing, LLC	Delaware